SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   Form 8-K/A
                                 Amendment No. 1
                                       to
                                    Form 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): March 25, 1998




                                DENAMERICA CORP.
                                ----------------
             (Exact name of registrant as specified in its charter)




          GEORGIA                     1-13226                    58-1861457
-----------------------------   -------------------         -------------------
      (State or other          (Commission File No.)       (IRS Employer ID No.)
jurisdiction of incorporation)





         7373 N. Scottsdale Road, Suite D-120, Scottsdale, Arizona 85253
         ---------------------------------------------------------------
               (Address of principal executive office) (Zip Code)




       Registrant's telephone number, including area code: (602) 483-7055

                                DENAMERICA CORP.

                                   FORM 8-K/A
                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On March 25, 1998, DenAmerica Corp. (the "Company") sold 63 Denny's restaurants and eight non-branded restaurants in 10 states to Olajuwon Holdings, Inc. ("Olajuwon"), a Denny's franchisee, for gross proceeds of $28.7 million. The Company utilized the cash proceeds of $25.2 million from this transaction to
(i) repay an outstanding promissory note at a $2.4 million discount from its principal amount of approximately $15.3 million; (ii) cancel outstanding warrants to acquire approximately 1.0 million shares of Common Stock at an exercise price of $1.90 per share; (iii) permanently reduce its outstanding borrowings under the term loan portion of its credit facility; and (iv) repay certain equipment operating leases associated with the sold restaurants.

         During 1997 and 1998, the Company also sold an additional 33 restaurants. These sales consist of (i) the sale of 11 non-branded restaurants located in Michigan on April 9, 1997; (ii) the sale of 17 Denny's restaurants located in Georgia, Alabama, and South Carolina on July 31, 1997; and (iii) the sale of five Denny's restaurants located in Wyoming on March 13, 1998. Aggregate proceeds to the Company from these transactions consisted of cash of approximately $3.4 million and promissory notes in the principal amount of $600,000. The transactions related to these sales are more fully described in the Company's Annual Report on Form 10-K as filed with the Securities and Exchange Commission on April 15, 1998.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Introduction

                  Unaudited Condensed Consolidated Pro Forma Statements of Operations for the Fiscal Year Ended December 31, 1997

                  Unaudited Condensed Consolidated Pro Forma Statements of Operations for the Three Months Ended April 1, 1998

                  Notes To Unaudited Condensed Consolidated Pro Forma Statements of Operations

                                DenAmerica Corp.
                        Unaudited Condensed Consolidated
                       Pro Forma Statements of Operations


Introduction

         The following unaudited condensed consolidated pro forma statements of operations of DenAmerica Corp. for the fiscal year ended December 31, 1997 and the three months ended April 1, 1998 give effect to (i) the sale of 71 restaurants to Olajuwon as if it had occurred as of January 1, 1997; (ii) the sale of a total of 33 restaurants in three other transactions completed during 1997 and 1998 as if those sales had occurred as of January 1, 1997; (iii) the repayment of an outstanding promissory note at a $2.4 million discount from its principal amount of approximately $15.3 million as if the repayment had occurred as of January 1, 1997; (iv) repayments of an aggregate of approximately $10.0 million on the term loan and revolving note portions of the Company's credit facility, together with accrued and unpaid interest, as if those repayments had occurred as of January 1, 1997; and (iv) the net reduction in operating expenses that occurred as a result of employee reductions and reductions in related administrative expenses as a result of the restaurant sales described above. See
Item 2, "Acquisition or Disposition of Assets." The unaudited condensed consolidated pro forma statements of operations presented herein do not purport to represent what the Company's actual results of operations would have been had the transactions described above occurred on those dates or to project the Company's results of operations for any future period.

                                DenAmerica Corp.
       Unaudited Condensed Consolidated Pro Forma Statement of Operations
                   for the Fiscal Year Ended December 31, 1997
                      (In thousands, except per share data)

                                                                                                  Pro Forma
                                                         Sold Companies                          Adjustments
                                        Historical     ------------------                   -----------------------          Pro
                                        DenAmerica     Olajuwon     Other      Subtotal         Dr           Cr             Forma
                                        ----------     --------     -----      --------         --           --             -----
Restaurant sales                         $ 300,579    $  53,995   $  11,649    $ 234,935                                  $ 234,935
                                         ---------    ---------   ---------    ---------                                  ---------

Restaurant operating expenses:
     Food and beverage cost                 82,255       14,498       3,362       64,395                                     64,395
     Payroll and payroll related costs     103,451       19,644       4,629       79,178                                     79,178
     Other operating costs                  82,305       15,121       4,022       63,162        1,405(a)                     64,567
     Depreciation and amortization           9,367        2,221         803        6,343                                      6,343
     Charge for impaired assets             14,100         --          --         14,100                    (14,100)(b)           0
                                         ---------    ---------   ---------    ---------    ---------     ---------       ---------
         Total operating costs             291,478       51,484      12,816      227,178        1,405       (14,100)        214,483
                                         ---------    ---------   ---------    ---------    ---------     ---------       ---------

Restaurant operating income (loss)           9,101        2,511      (1,167)       7,757        1,405       (14,100)         20,452
Administrative expenses                     13,684         --          --         13,684                     (1,076)(c)      12,608
                                         ---------    ---------   ---------    ---------    ---------     ---------       ---------
Operating income (loss)                     (4,583)       2,511      (1,167)      (5,927)       1,405       (15,176)          7,844
Interest expenses - net                     13,655          433          23       13,199                     (3,589)(d)       9,610
Minority interest in joint ventures           (519)        --          --           (519)                                      (519)
                                         ---------    ---------   ---------    ---------    ---------     ---------       ---------
Income (loss) before income taxes          (17,719)       2,078      (1,190)     (18,607)       1,405       (18,765)         (1,247)
Income tax provision (benefit)               3,258         --          --          3,258                      3,757(e)         (499)
                                         ---------    ---------   ---------    ---------    ---------     ---------       ---------
Income (loss) from continuing
     operations                          ($ 20,977)   $   2,078   ($  1,190)   ($ 21,865)   $   1,405     ($ 22,522)      ($    748)
                                         =========    =========   =========    =========    =========     =========       =========

Basic and diluted income
     (loss) per share                    ($   1.56)                                                                       ($   0.06)
Basic and diluted weighted
     average shares outstanding             13,447                                                                           13,447

                                DenAmerica Corp.
       Unaudited Condensed Consolidated Pro Forma Statement of Operations
                    for the Three Months Ended April 1, 1998
                      (In thousands, except per share data)

                                                                                              Pro Forma
                                                       Sold Companies                        Adjustments
                                        Historical   -------------------                ----------------------          Pro
                                        DenAmerica   Olajuwon   Wyoming    Subtotal          Dr            Cr          Forma
                                         --------    --------   --------    --------    --------      --------       --------
Restaurant sales                         $ 72,880    $ 11,536   $    360    $ 60,984        --            --         $ 60,984
                                         --------    --------   --------    --------                                 --------

Restaurant operating expenses:
     Food and beverage cost                19,970       3,141        118      16,711                                   16,711
     Payroll and payroll related costs     25,102       4,433        183      20,486                                   20,486
     Other operating costs                 19,588       3,778        217      15,593         576(a)                    16,169
     Depreciation and amortization          1,786        --            8       1,778                                    1,778
                                         --------    --------   --------    --------                                 --------
         Total operating costs             66,446      11,352        526      54,568                                   55,144
                                         --------    --------   --------    --------                                 --------

Restaurant operating income (loss)          6,434         184       (166)      6,416                                    5,840
Administrative expenses                     3,056        --         --         3,056                      (208)(b)      2,848
                                         --------    --------   --------    --------                                 --------
Operating income (loss)                     3,378         184       (166)      3,360                                    2,992
Interest expenses - net                     3,426         109         16       3,301                      (854)(c)      2,447
                                         --------    --------   --------    --------    --------      --------       --------
Income (loss) before income taxes
     and extraordinary item                   (48)         75       (182)         59         576        (1,062)           545
Income tax provision (benefit)                (17)       --         --           (17)        194(d)                       177
                                         --------    --------   --------    --------    --------      --------       --------
Income (loss) before extraordinary
     item                                ($    31)   $     75   ($   182)   $     76    $    770      ($ 1,062)      $    368
                                         ========    ========   ========    ========    ========      ========       ========

Basic and diluted income
     (loss) per share                    $   0.00                                                                    $   0.03
Basic and diluted weighted
     average shares outstanding            13,447                                                                      13,447

                                DenAmerica Corp.
                    Notes to Unaudited Condensed Consolidated
                       Pro Forma Statements of Operations
                             (Dollars in thousands)


         The following explanations serve to describe the assumptions used in determining the pro forma adjustments necessary to present the pro forma results of operations for the fiscal year ended December 31, 1997:

                                                                                           Fiscal Year Ended
                                                                                           December 31, 1997
                                                                                           -----------------
(a)      Elimination of the gain from restaurants sold                                           $1,405
                                                                                                 ======

(b)      Elimination of capital loss on impairment of assets from Olajuwon sale                ($14,100)
                                                                                                =======

(c)      Reduction in administrative personnel and related expenses as restaurants
              were sold                                                                         ($1,076)
                                                                                                =======

(d)      Reduction of net interest expense for paydown on notes and interest earned on notes receivable
              Interest expense                                                                  ($3,173)
              Interest income                                                                      (416)
                                                                                                 ------
                                                                                                ($3,589)
                                                                                                 ======

(e)      Income tax for above adjustments at an effective rate of 40%                           ($3,757)
                                                                                                 ======


         The following explanations serve to describe the assumptions used in determining the pro forma adjustments necessary to present the pro forma results of operations for the three months ended April 1, 1998:

                                                                                            Three Months Ended
                                                                                              April 1, 1998
                                                                                              -------------

(a)      Elimination of gain from sale of Wyoming restaurants                                      $576
                                                                                                   ====

(b)      Reduction in administrative personnel and related expenses as restaurants
              were sold                                                                            $208
                                                                                                   ====

(c)      Reduction of net interest expense for paydown on notes and interest earned on notes receivable
              Interest expense                                                                     $712
              Interest income                                                                       142
                                                                                                    ---
                                                                                                   $854
                                                                                                   ====

(d)      Income tax effect for above adjustments at an effective rate of 40%                       $194
                                                                                                   ====

         (c)      Exhibits.


Exhibit No.                                    Description of Exhibit
-----------                                    ----------------------

10.116            Asset  Purchase   Agreement  dated  January  27,  1998,  among
                  DenAmerica  Corp.,   Olajuwon  Holdings,   Inc.,  and  Akinola
                  Olajuwon (1)

10.117 First Amendment to Asset Purchase Agreement dated March 16, 1998 between DenAmerica Corp., Olajuwon Holdings, Inc., and Akinola Olajuwon (1)

10.118 Promissory Note dated March 25, 1998, from Olajuwon Holdings, Inc. to DenAmerica Corp. in the principal amount of $1,800,000
                  (1)

10-119 Negative Working Capital Note dated March 25, 1998, from Olajuwon Holdings, Inc. to DenAmerica Corp. in the principal amount of $1,700,000 (1)

-------------------------
(1) Incorporated by reference to the Company's Current Report on Form 8-K as filed on April 9, 1998.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


June 2, 1998                            DENAMERICA CORP.



                                        By:  /s/ Todd S. Brown
                                             -----------------------------------
                                             Todd S. Brown
                                             Vice President and Chief Financial
                                             Officer
                                       6